UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 4, 2022

Service Corporation International
(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway	Houston	Texas	77019
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code	(713)	522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	SCI	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 4, 2022, Service Corporation International held an annual meeting of shareholders and the shareholders voted on three proposals as set forth below.
Proposal 1:    Election of Directors
The shareholders cast their votes as follows and elected ten directors.

Nominee	Votes For	Votes Against/Withheld	Broker Non-Votes
Alan R. Buckwalter	119,118,288	18,714,600	8,977,018
Anthony L. Coelho	117,853,205	19,979,683	8,977,018
Jakki L. Haussler	136,996,069	836,819	8,977,018
Victor L. Lund	118,630,440	19,202,448	8,977,018
Ellen Ochoa	125,385,038	12,447,850	8,977,018
Thomas L. Ryan	127,286,513	10,546,375	8,977,018
C. Park Shaper	136,702,612	1,130,276	8,977,018
Sara Martinez Tucker	135,023,185	2,809,703	8,977,018
W. Blair Waltrip	134,350,527	3,482,361	8,977,018
Marcus A. Watts	119,328,209	18,504,679	8,977,018
Proposal 2:    Approval of the Selection of PricewaterhouseCoopers LLP as the Company's Registered Public Accounting Firm for Fiscal 2021
The shareholders approved the proposal by casting their votes as follows.

Votes For	Votes Against	Abstentions	Broker Non-Votes
132,482,761	14,176,228	150,917	-0-
Proposal 3:    Advisory Vote to Approve Named Executive Officer Compensation
The shareholders approved the proposal by casting their votes as follows.

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,268,765	18,177,950	386,173	8,977,018
Item 7.01 Regulation FD Disclosure
On May 4, 2022, the Board of Directors declared a quarterly cash dividend of twenty-five cents per share of common stock.

On May 4, 2022, Service Corporation International issued a press release announcing an increase in its share repurchase program authorizing the investment of approximately an additional $394 million, thereby increasing the total amount authorized and available for future share repurchases to $600 million.

The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are included with this report

Exhibit No.	Description
99.1	Press Release, dated May 4, 2022, declaring a quarterly dividend and announcing share repurchase increase.
104	Interactive data file.
Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
May 6, 2022                        Service Corporation International
                            By: /s/ ERIC D. TANZBERGER
Eric D. Tanzberger
Senior Vice President
Chief Financial Officer